===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           CHEROKEE BANKING COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                            CHEROKEE BANKING COMPANY
                            1275 Riverstone Parkway
                                 P. O. Box 4250
                             Canton, Georgia 30114
                                 (770) 479-3400



                                 April 9, 2001



To the Shareholders of Cherokee Banking Company:

     You are cordially invited to attend the annual meeting of shareholders of Cherokee Banking Company (the "Company") to be held at Cherokee Bank, N.A., 1275 Riverstone Parkway, Canton, Georgia, on Monday, April 30, 2001 at 5:00 p.m.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2001, as well as our plans for the future.

     A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

     We cannot take any action at the meeting unless the holders of a majority of the outstanding shares of common stock of the Company are represented, either in person or by proxy. Therefore, whether or not you plan to attend the meeting, please mark, date, and sign the enclosed proxy card, and return it to the Company in the envelope provided as soon as possible.

     Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

     I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.


                         Sincerely,


                         /s/ Dennis W. Burnette
                         ----------------------
                         Dennis W. Burnette
                         President

                            CHEROKEE BANKING COMPANY
                            1275 Riverstone Parkway
                                 P. O. Box 4250
                             Canton, Georgia 30114
                                 (770) 479-3400



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD April 30, 2001



To the Shareholders of Cherokee Banking Company:

     The Annual Meeting of Shareholders of Cherokee Banking Company will be held on Monday, April 30, 2001, at 5:00 p.m. at Cherokee Bank, N.A., 1275 Riverstone Parkway, Canton, Georgia for the following purposes:


     (1) To elect three persons to serve as Class II directors for a three-year term; and

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 2, 2001, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.



                              By Order of the Board of Directors,


                              /s/ A. R. Roberts, III
                              ----------------------
                              A. R. Roberts, III
                              Secretary


April 9, 2001

                            CHEROKEE BANKING COMPANY
                            1275 Riverstone Parkway
                             Canton, Georgia 30114
                                 (770) 479-3400

           __________________________________________________________

                    PROXY STATEMENT FOR 2001 ANNUAL MEETING
           __________________________________________________________

                                  INTRODUCTION

Time and Place of the Meeting

     The board of directors of Cherokee Banking Company (the "Company") is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Monday, April 30, 2001, at Cherokee Bank, N.A. (the "Bank"), 1275 Riverstone Parkway, Canton, Georgia, and at any adjournments of the meeting.

Record Date and Mail Date

     The close of business on April 2, 2001 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about April 9, 2001.

Number of Shares Outstanding

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, no par value authorized, of which 738,658 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

Proposal to Be Considered

     Shareholders will be asked to elect three persons to serve as Class II Directors for a three-year term, expiring in 2004. The board of directors recommends a vote for approval of this proposal.

Procedures for Voting by Proxy

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the nominated directors and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

     You can revoke your proxy at any time before it is voted by delivering to Dennis W. Burnette, president and chief executive officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

     Abstentions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that conatin a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.


                            SOLICITATION OF PROXIES

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                             ELECTION OF DIRECTORS

Director Nominees

     The Company's Articles of Incorporation provide that the Board of Directors of the Company will be divided into three (3) classes, Class I, Class II and Class III, each of which is as nearly equal in number as possible. The directors in each class serve for staggered terms of three years each. The Board recommends that the shareholders elect the nominees identified below as Class II Directors. The following table shows for each nominee: (a) his or her name, (b) his or her age at December 31, 2000, (c) how long he or she has been a director of the Company, (d) his or her position(s) with the Company, and (e) his or her principal occupation and business experience for the past five years. Except as otherwise indicated, each director has been engaged in his or her present principal occupation for more than five years.


                          CLASS II--DIRECTOR NOMINEES
                 (Nominated For Three-Year Term Expiring 2004)

                                                     POSITION WITH THE COMPANY
NAME (AGE)                   DIRECTOR SINCE           AND BUSINESS EXPERIENCE
----------                   --------------          -------------------------
J. Calvin Hill, Jr. (53)          1998             President, Gila Distributing--GA, Inc.;
                                                      President, Gila Properties, Inc.;
                                                     Board Member, Development Authority,
                                                               Cherokee County;
                                                          Former Mayor, Ball Ground

Roger M. Johnson (58)             1998                     Partner, Bray & Johnson

J. David Keller (53)              1998             President, Full Line Distributors, Inc.

Continuing Directors

     The following two tables set forth, for each remaining director of the Company who's term has not yet expired, the following: (a) his or her name, (b) his or her age at December 31, 2000, (c) how long he or she has been a director of the Company, (d) his or her position(s) with the Company, and (e) his or her principal occupation and business experience for the past five years. Except as otherwise indicated, each director has been engaged in his or her present principal occupation for more than five years.

                        CLASS III--CONTINUING DIRECTORS
                              (Term Expiring 2002)




                                                                    POSITION WITH THE COMPANY
NAME (AGE)                          DIRECTOR SINCE                   AND BUSINESS EXPERIENCE
----------                          --------------                  -------------------------
Wanda P. Roach (52)                       1998                         Real Estate Agent,
                                                                 Century 21--Max Stancil Realty;
                                                              Board Member, City of Canton Downtown
                                                                   Development Authority Board

A. R. (Rick) Roberts, III (47)            1998                 Secretary, Cherokee Banking Company;
                                                                   Chief Financial Officer and
                                                             Chief Operations Officer, Cherokee Bank;
                                                                       Mayor, Ball Ground;
                                                               Former Executive Vice President and
                                                             Chief Financial Officer, Citizens Bank;
                                                               Board Member, Development Authority,
                                                                         Cherokee County

Donald F. Stevens (56)                    1998           Former Pilot and Captain, Delta Air Lines, Inc.;
                                                                 Former Chairman, Cherokee County
                                                                       Chamber of Commerce;

Edwin I. Swords, III (41)                 1998                   Dentist, Swords, Swords and Phelps


                         CLASS I--CONTINUING DIRECTORS
                              (Term Expiring 2003)


                                                                    POSITION WITH THE COMPANY
NAME (AGE)                          DIRECTOR SINCE                   AND BUSINESS EXPERIENCE
----------                          --------------                  -------------------------
Dennis W. Burnette (54)                   1998                President and Chief Executive Officer,
                                                                   Cherokee Banking Company and
                                                                          Cherokee Bank;
                                                                Former Executive Search Consultant,
                                                                     Sanford Rose Associates;
                                                               Former President, Pickens County Bank

William L. Early, MD (46)                 1998                              Physician;
                                                             Founder, President and Managing Partner,
                                                              Etowah Regional Medical Services, Inc.

Albert L. Evans, Jr., PhD (54)            1998                   Science Division Chairperson and
                                                                        Chemistry Teacher,
                                                                        Etowah High School

Meetings and Committees of the Board

     During the year ended December 31, 2000, the board of directors of the Company held three meetings and the board of directors of the Bank held 13 meetings. The directors of the Bank are the same as those of the Company. All incumbent directors attended at least 75% of the total number of meetings of the Company's and the Bank's board of directors and the Bank's compensation and audit committees on which he or she serves, except for J. Calvin Hill, Jr., who attended 69% of the total number of meetings, and J. David Keller, who attended 68% of the total number of meetings.

     The board of directors also established a compensation committee, which is responsible for establishing targets and awards under the management compensation plan, granting stock options, reviewing salary ranges and fringe benefits, reviewing and approving compensation of the president and chief executive officer and adminstering the Cherokee Banking Company 2000 Stock Option Plan. The compensation committee consists of William L. Early, MD, Albert L. Evans, Jr., PhD, and J. David Keller. During the year ended December 31, 2000, the compensation committee held three meeting.

     The Company does not have a nominating committee. The board of directors will consider shareholders' nominations of individuals to serve as directors if the shareholder furnishes in writing to the chairman of the board of the Company information concerning the nominees, including the person's name and a description of his or her qualifications.

     In July of 1999, the Company's board of directors dissolved and reorganized the Company's audit committee as a committee of Cherokee Bank. The Bank's audit committee recommends to the Bank's, and therefore to the Company's, board of directors the independent public accountants to be selected to audit the Bank's and the Company's annual financial statements and determines that all audits and exams required by law are performed fully, properly and in a timely fashion.
The audit committee also evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and audit plan. The Bank's audit committee consists of Albert L. Evans, Jr., Roger M. Johnson and Wanda P. Roach. During the year ended December 31, 2000, the Bank's audit committee held eight meetings. Niether the Company's nor the Bank's board of directors has adopted a written charter for the Bank's audit committee. Each of these members meets the requirement for independence as defined by the National Association of Securities Dealers, Inc. listing standards.

Audit Committee Report

     The audit committee reports as follows with respect to the audit of the Company's 2000 audited consolidated financial statements.

     . The audit committee has reviewed and discussed the Company's 2000 audited consolidated financial statements with the Bank's and the Company's management;

     . The audit committee has discussed with the independent auditors Poter Keadle Moore, LLP the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     . The audit committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company and the Bank; and

     . Based on review and discussions of the Company's 2000 audited consolidated financial statements with management and discussions with the independent auditors, the audit committee recommended to the Board of Directors that the Company's 2000 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

          March 9, 2001    Audit Committee:  Albert L. Evans, Jr.,
                                             Roger M. Johnson
                                             Wanda P. Roach


                               EXECUTIVE OFFICERS

     The following table shows for each executive officer of the Company: (a) his name, (b) his age at December 31, 2000, (c) how long he has been an officer of the Company, and (d) his positions with the Company and the Bank:

                                                                                POSITION WITH THE
            NAME (AGE)                    OFFICER SINCE                        COMPANY AND THE BANK
            ----------                    -------------               --------------------------------------
     Dennis W. Burnette (54)                   1999                    President and Chief Executive Officer
                                                                          of Cherokee Banking Company and
                                                                                  Cherokee Bank;
                                                                                     Director

  A. R. (Rick) Roberts, III (47)               1999                    Secretary, Cherokee Banking Company;
                                                                         Chief Financial Officer and Chief
                                                                       Operations Officer of Cherokee Bank;
                                                                                     Director

                                  COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years 2000, 1999 and 1998 of our president and chief executive officer. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Company during 2000.

Summary Compensation Table


                                                                                                  Long-Term
                                                                                                 Compensation
                                                    Annual Compensation                             Awards
                             ------------------------------------------------------------------     ------
                                                                                                   Number of
                                                                                Other Annual       Securities
                               Compensation         Salary         Bonus        Compensation     Underlying
Name and Position                  Year              ($)            ($)              ($)            Options
---------------------------  -----------------  --------------  ------------  -----------------  ------------
Dennis W. Burnette,                    2000           120,000             0                0(2)             0
President and Chief                    1999           100,000             0                0(2)        30,000
Executive Officer of the               1998(1)              0             0                0(2)             0
Company and the Bank

--------------------

(1) From the Company's inception in October 1998.
(2) We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission's regulations.

     The following tables set forth information at December 31, 2000, concerning stock options held by the Company's chief executive officer. The Company did not grant any stock options during 2000 to its chief executive officer. Additionally, the Company's chief executive officer did not exercise any options to purchase common stock of the Company during 2000. We have not granted any stock appreciation rights, restricted stock or stock incentives other than stock options to our chief executive officer.

Aggregated Option Exercises in Fiscal Year 2000 and Fiscal Year-End Option
Values

                                                         Number of Securities           Value of Unexercised In-the-Money
                         Number of                      Underlying Unexercised                     Options at
                          Shares                               Options                         December 31, 2000
                        Acquired on       Value     --------------------------------  --------------------------------------
Name                     Exercise        Realized    Exercisable     Unexercisable     Exercisable(1)     Unexercisable(1)
----                    -----------      --------   -------------  -----------------  -----------------  -------------------
Dennis W. Burnette           0              $0          6,000             24,000            $7,500              $30,000
--------------------

(1) All of the options held by Mr. Burnette were in-the-money as of December 31, 2000. As reported by the Nasdaq OTC Bulletin Board under the symbol "CHKJ," the closing price for the Company's common stock on December 29, 2000 was $ 11.25 per share, which is above the exercise price of all of the options held by Mr. Burnette.

Director Compensation

     Currently, the directors of the Company and the Bank do not receive any cash compensation for their services as directors. The Company and the Bank may begin compensating the directors on a regular basis for their services as directors once the Company and the Bank becomes cumulatively profitable.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists, as of the record date, the number of shares of common stock beneficially owned by (a) each current director of the Company, (b) the executive officer listed in the Summary Compensation Table, and (c) all current executive officers and directors as a group. As of the record date, the Company was unaware of any non-director shareholders who beneficially owned more than 5% of the outstanding common stock. The information shown below is based upon information furnished to the Company by the named persons. The address for each of the directors is 1275 Riverstone Parkway, Canton, Georgia 30114. Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty days from the record date. Unless otherwise indicated, voting and investment power associated with the number of shares listed are or would be held solely by the reporting person.


                                 Number of     Percent of
Name                              Shares         Class               Nature of Beneficial Ownership
----                             ---------     ----------            ------------------------------
Dennis W. Burnette*                32,800          4.3%          1,100 shares owned jointly with spouse;
                                                                 12,000 shares subject to exercisable options;
                                                                 5,200 shares subject to exercisable warrants

William L. Early                   43,333          5.8%          20,000 shares owned jointly with spouse;
                                                                 10,000 shares owned by Etowah Regional Medical Services,
                                                                 PC 401(k) Plan of which Dr. Early is a trustee and
                                                                 beneficiary;
                                                                 8,333 shares subject to exercisable warrants

Albert L. Evans, Jr.               33,333          4.5%          8,333 shares subject to exercisable warrants

J. Calvin Hill, Jr.                16,000          2.2%          12,000 shares owned jointly with spouse;
                                                                 4,000 shares subject to exercisable warrants

Roger M. Johnson                   16,667          2.2%          4,167 shares subject to exercisable warrants

J. David Keller                    13,333          1.8%          3,333 shares subject to exercisable warrants

Wanda P. Roach                     13,333          1.8%          3,333 shares subject to exercisable warrants

A. R. (Rick) Roberts, III*         31,267          4.2%          4,500 shares owned jointly with spouse;
                                                                 1700 shares held by Mr. Roberts as custodian for his sons;
                                                                 7,817 shares subject to exercisable warrants

Donald F. Stevens                  33,333          4.5%          15,000 shares held by the Donald F. Stevens Trust of
                                                                 which Mr. Stevens is a trustee and beneficiary;
                                                                 8,333 shares subject to exercisable warrants

Edwin I. Swords, III               35,333          4.7%          2,000 shares held by Swords and Swords, DDS, PC, Profit
                                                                 Sharing Plan of which Dr. Swords is a trustee and
                                                                 beneficiary;
                                                                 8,333 shares subject to exercisable warrants

All Directors and                 268,732         33.1%
Executive Officers,
as a Group

----------------------
*  Mr. Burnette and Mr. Roberts are also executive officers of the Company.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Securities Exchange Act requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, during the fiscal year ended December 31, 2000, all of our directors and executive officers, who are listed above, complied with all applicable Section 16(a) filing requirements, except Dr. Swords who filed late two reports covering three purchases of our common stock by Swords and Swords, DDS, PC, Profit Sharing Plan.


                           RELATED PARTY TRANSACTIONS

     The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest. These transactions take place on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, these transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected the accounting firm of Porter Keadle Moore, LLP to serve as auditors for the Company for the current year. The firm of Porter Keadle Moore, LLP has served as the Company's auditors since 1998. A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     Audit Fees. In connection with services rendered in connection with the audit of the Company's annual financial statements and the review of the Company's interim financial statements, the Company has estimated that its total audit fees for fiscal year 2000 were approximately $19,821. This figure is based on an estimate provided by our accountants, Porter Keadle Moore, LLP, and includes fees for services that were billed to the Company in fiscal year 2001 in connection with the 2000 fiscal year audit.

     Financial Information Systems Design and Implementation Fees. The Company did not retain its principal accountant to perform Financial Information Systems Design or Implementation services in fiscal year 2000.

     Other Fees. During fiscal year 2000, the Company was billed $19,435 by its principal accountant for services not described above. These "other fees" were for services including tax compliance and consultation, outsourced internal audit procedures and assistance with regulatory filings.

     The Bank's audit committee has considered the provision of non-audit services by our principal accountants and has determined that the provision of such services were consistent with maintaining the independence of the Bank's and the Company's principal accountants.


                             SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for consideration at the next annual meeting of the shareholders must be received by the Company no later than December 15, 2001, to be included in the 2002 proxy materials. A shareholder must notify the Company before February 23, 2002 of a proposal for the 2002 annual meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice prior to February 23, 2002, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.


                                 OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental to the election of directors, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly. A pre-addressed envelope has been provided for that purpose. No postage is required if the proxy card is mailed in the United States.


April 9, 2001

       CHEROKEE BANKING COMPANY PROXY SOLICITED BY THE BOARD OF DIRECTORS
  FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY, APRIL 30, 2001

  The undersigned hereby appoints Dennis W. Burnette or A. R. Roberts, III, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of Cherokee Banking Company (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at Cherokee Bank, N.A., located at 1275 Riverstone Parkway, Canton, Georgia, and at any adjournments thereof, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL:  To elect the three (3) persons listed below to serve as Class II directors of the Company for a term of three years:

  . J. Calvin Hill, Jr.        . Roger M. Johnson          . J. David Keller

[_] FOR all nominees listed above     [_] WITHHOLD authority to vote for all
    (except as indicated below)           nominees listed above



INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, and write the nominee's name in this space _____________________________.

                        (CONTINUED ON THE REVERSE SIDE)
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  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE
UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.
  DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

                                   ____________________________________________
                                   Signature(s) of Shareholder(s)

  [LABEL]
                                   ____________________________________________
                                   Name(s) of Shareholders(s)

                                   Date: ________________________________, 2001
                                           (Be sure to date your Proxy)

                                   Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage is necessary. If stock is held in the name of more than one person, all must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

  (Please check the applicable box)
  I WILL [_]  WILL NOT [_] BE ATTENDING THE ANNUAL SHAREHOLDERS MEETING.
                    PLEASE RETURN PROXY AS SOON AS POSSIBLE
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